united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500 Fund

Annual Report September 30, 2015

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 30, 2015 was $29.15 per share. Cumulative and annualized returns are below.

Cumulative Returns % Ended 09.30.15	Class A (No Sales Charges)	Class A (Max 5.75% Charge	Class C	Benchmark[1]
Last 5 Years	49.86%	41.26%	44.38%	87.02%
Last 10 Years	41.38%	35.02%	-	100.01%
Last 15 Years	231.15%	216.30%	-	79.11%
Since Inception (A)	410.14%	410.14%		373.67
Since Inception (C)	-	-	35.84	98.26%
Annualized Returns (%)
Last 5 Years	8.43%	7.15%	7.62%	13.34%
Last 10 Years	3.52%	3.05%	-	6.80%
Last 15 Years	8.31%	7.98%	-	3.96%
Since Inception (A)	8.53%	8.53%	-	8.13%
Since Inception (C)	-	-	3.12%	7.10%
Short-term Returns (%)
Last 3 months	-16.33%	-21.15%	-16.48%	-10.30%
Last 6 months	-15.99%	-20.83%	-16.30%	-10.60%
Last 12 months	-8.55%	-13.82%	-9.21%	0.38%
Last 3 years (annualized)	9.28%	7.15%	8.47%	12.40%
Gross Expense Ratio	1.82	1.82	2.57	-

1Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest comparative return for the period. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

4836-NLD-12/9/2015

The story of the last investing quarter can be summarized in one word: China.

China led the international economy during the recovery after the 2007-2008 financial crisis, and the country now is the second-largest economy in the world. But the imbalances in China’s export-oriented, mercantilist trade policies and its troubling environmental problems appear to be catching up with it – just as many experts have predicted.

China’s economy grew 7.4% last year, and it’s on track for 6.9% this year, according to government figures. Those are impressive numbers, but well below the nearly 10% annual growth the country averaged in the preceding two decades. The result is an uncomfortable adjustment period for the country’s economy and the bursting of a stock market bubble this summer.

In turn, China’s difficulties have influenced markets around the world. Germany’s economic leaders said that China’s slowdown is one factor in their expectations that their projected GDP will fall short of expectations. South Korea’s exports are down 8.4% year-to-date. By some estimates, China’s slower growth could reduce world GDP growth by 0.5% this year from what it had been projected to achieve.

Fortunately for U.S. investors, China’s problems are unlikely to derail the U.S. economy. With a diverse economy, the U.S. is well insulated.

Two examples:

•	The Russell 2500 is a widely used index of small-cap and mid-cap U.S. companies. About 95.65% of revenues for Russell 2500 companies comes from the United States. (It is the source from which Empiric selects stocks for our Empiric 2500 Fund.)

•	The S&P 500 is an important benchmark for any broad, long-term investment comparison. Only 8% of revenues in the S&P 500 companies are derived from Asia Pacific with China specifically only accounting for 2%.

However, the U.S. economy is seeing some impact from China’s difficulties and its effects on the rest of the world, especially in the materials and energy sectors.

After several strong years of recovery, the major stock indexes stabilized so far in 2015 and have retreated in the last quarter. For investors, the superior run from 2012 through 2014 appears to be over. But what a run it was: the S&P 500’s gains in those three years were 15.89%, 32.15% and

4836-NLD-12/9/2015

13.48%, respectively. Compounded that’s an increase of nearly 74% in three years.

We’re now in a year of pullback or stabilization that feels a lot like 2011 (which came after excellent performance in 2009 and 2010).

Under the circumstances, the leaders of the Federal Reserve decided to postpone raising interest rates so far this year. We think that a move to “normalization” with a modest .25% increase in rates may occur in December of this year, but we are not sure that the Fed itself knows what it should do. From our perspective, the benefits of slightly increasing interest rates would communicate with investors that we are out of the crisis. We think that an “out-of-the-crisis” Fed view would outweigh the cost of slightly higher interest rates.

Whatever the Fed does on interest rates, there is little chance of the U.S. economy overheating or generating rising inflation any time soon. GDP growth rate for the last quarter was 1.5%, slightly lower than the anemic 2.0% growth throughout this recovery.

Normally, recoveries end because excesses and capacity constraints build up, and the Fed is forced to raise rates to curb inflation. But those recoveries have been at 4% growth or more for a number of years. As we have noted previously, this recovery has been the slowest on record, so we see no pressure on the Fed to slam on the brakes and do damage to growth.

Also, there are some modest positives for the economy.

Big sectors of the U.S. economy that suffered in the past are continuing to rebound. Housing starts were up 12% in the first nine months of 2015 compared to 2014 – a very healthy gain that included both apartments and single-family homes. This has spurred growth and employment in other sectors.

Unemployment claims continue dropping, which is another positive sign. In fact, for a four-week period from late September through late October, initial claims for unemployment (seasonally adjusted) were just under 260,000 per week. This is the lowest four-week figure since 1973. "Underutilization of labor resources has diminished since early this year," was the conclusion of the Fed.

With interest rates staying unchanged or slightly higher, there’s one other effect that we anticipate: the dollar is likely to remain strong. This, too, supports our strategic outlook.

4836-NLD-12/9/2015

In a strong-dollar environment, Empiric Advisors expects companies with dollar-denominated revenues to shine relative to those which earn large portions of their revenues in other currencies. As noted above, this would include nearly all Russell 2500 companies. And it would include small-cap and mid-cap domestic value-oriented companies in general.

For the last 6 and 12 months, the Fund has underperformed the benchmark. In a previous report we have highlighted how value stocks have underperformed growth stocks for the longest period ever, now a period running about 13 years. Growth continues to trump value stocks, negatively impacting the Fund’s returns. We think this unusual phenomenon is the result of the slowest recovery ever, as well as unusually low interest rates. What is going to shift the markets into the normal and substantial premium of value over growth? Clearly faster GDP growth will help, although we don’t expect that anytime soon. Higher interest rates will also help, with the Fed likely to raise interest rates in December. And sometimes markets just revert back to normal. Going back to January of 1986, one dollar in the Russell 2500 Growth index grew to $14.66, while one dollar in the Russell 2500 Value index grew to $24.54 demonstrating the huge value premium over growth. We are confident our approach to investing is sound and over time will continue to produce favorable results. We appreciate your confidence investing along with us.

Respectfully submitted,

Mark A. Coffelt, CFA	Loren M. Coffelt
Co-Portfolio Manager	Co-Portfolio Manager
Empiric Advisors, Inc.	Empiric Advisors, Inc.
markcoffelt@empiricadvisors.com	lorenmark@empiricadvisors.com

4836-NLD-12/9/2015

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the years ended September 30, 2015, compared to its benchmark:

		3 Year Return	5 Year Return	10 Year Return
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	(8.55)%	9.28%	8.43%	3.52%
Empiric 2500 Fund Class A with Load (a)	(13.82)%	7.15%	7.15%	3.05%
Russell 2500 Total Return Index (b)	0.38%	12.39%	12.69%	7.40%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% for Class A, of the Fund’s average daily net assets through January 31, 2016. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, compared to its benchmark:

		3 Year Return	5 Year Return	Since Inception **
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	(9.21)%	8.47%	7.62%	3.12%
Russell 2500 Total Return Index (a)	0.38%	12.39%	12.69%	7.79%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% for Class C, of the Fund’s average daily net assets through January 31, 2016. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

**	Inception Date is 10/7/2005.

(a)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Comparison of the Change in Value of a $10,000 Investment

Empiric 2500 Fund
Portfolio Weightings (Unaudited)
September 30, 2015

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2015 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS
September 30, 2015

Shares		Value

	COMMON STOCKS - 99.9%
	AIRLINES - 2.3%
24,300	Hawaiian Holdings, Inc. *	$599,724

	APPAREL - 0.8%
62,500	Vince Holding Corp. *	214,375

	AUTO PARTS & EQUIPMENT - 9.0%
150,945	Accuride Corp. *	418,118
32,900	American Axle & Manufacturing Holdings, Inc. *	656,026
18,600	Cooper Tire & Rubber Co.	734,886
18,000	Goodyear Tire & Rubber Co.	527,940
		2,336,970
	COMMERCIAL SERVICES - 13.9%
19,000	ADT Corp. (b)	568,100
16,001	Ascent Capital Group, Inc. *	438,107
15,000	Avis Budget Group, Inc. *	655,200
52,200	RPX Corp. *	716,184
37,300	RR Donnelley & Sons Co.	543,088
12,500	Strayer Education, Inc. *	687,125
		3,607,804
	DISTRIBUTION/WHOLESALE - 1.9%
9,000	Fossil Group, Inc. *	502,920

	DIVERSIFIED FINANCIAL SERVICES - 13.6%
31,200	Altisource Portfolio Solutions SA (b)*	743,808
13,500	Artisan Partners Asset Management, Inc.	475,605
32,495	Enova International, Inc. *	332,099
82,800	GAIN Capital Holdings, Inc.	602,784
147,850	Higher One Holdings, Inc. *	291,265
11,800	INTL. FCStone, Inc. *	291,342
57,740	Pzena Investment Management, Inc.	513,886
10,785	World Acceptance Corp. (b)*	289,469
		3,540,258
	ENERGY-ALTERNATE SOURCES - 1.8%
9,108	REX American Resources Corp. *	461,047

	FOOD - 4.6%
17,300	Sanderson Farms, Inc. (b)	1,186,261

	HEALTHCARE-SERVICES - 11.2%
32,950	Health Net, Inc. *	1,984,249
13,400	Molina Healthcare, Inc. *	922,590
		2,906,839
	INSURANCE - 11.9%
29,200	Federated National Holding Co.	701,384
13,736	HCI Group, Inc.	532,545
23,400	Heritage Insurance Holdings, Inc. *	461,682
39,000	United Insurance Holdings Corp.	512,850
30,100	Universal Insurance Holdings, Inc.	889,154
		3,097,615

See accompanying notes to financial statements.

Empiric 2500 Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2015

Shares		Value
	INTERNET - 2.2%
63,000	1-800-Flowers.com, Inc. *	$573,300

	MACHINERY-DIVERSIFIED - 1.5%
14,800	DXP Enterprises, Inc. *	403,744

	METAL FABRICATE/HARDWARE - 3.3%
41,400	Global Brass & Copper Holdings, Inc.	849,114

	MINING - 1.1%
65,200	Century Aluminum Co. *	299,920

	OIL & GAS - 2.5%
14,500	Western Refining, Inc.	639,740

	OIL & GAS SERVICES - 4.4%
95,900	Basic Energy Services, Inc. (b)*	316,470
18,500	Oil States International, Inc. *	483,405
160,000	Pioneer Energy Services Corp. *	336,000
		1,135,875
	PHARMACEUTICALS - 2.0%
14,500	Enanta Pharmaceuticals, Inc. (b)*	524,030

	RETAIL - 2.3%
10,700	Outerwall, Inc. (b)	609,151

	SHIPBUILDING - 2.1%
5,200	Huntington Ingalls Industries, Inc.	557,180

	TELECOMMUNICATIONS - 5.6%
10,000	InterDigital, Inc.	506,000
34,500	NeuStar, Inc. (b)*	938,745
		1,444,745
	TRANSPORTATION - 1.9%
28,691	USA Truck, Inc. *	494,346

	TOTAL COMMON STOCKS (Cost $29,652,154)	25,984,958

	SHORT-TERM INVESTMENTS - 20.1%
146,223	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.17%**	146,223
5,192,497	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.17%** (a)	5,192,497
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,338,720)	5,338,720

	TOTAL INVESTMENTS IN SECURITIES - 120.0% (Cost $34,990,874) (c)	$31,323,678
	LIABILITIES IN EXCESS OF OTHER ASSETS - (20.0)%	(5,305,191)
	TOTAL NET ASSETS - 100.0%	$26,018,487

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2015.

(a)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2015. Total collateral had a market value of $5,192,497 at September 30, 2015.

(b)	All or a portion of the security is out on loan at September 30, 2015. Total loaned securities had a market value of $5,128,748 at September 30, 2015.

(c)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $35,075,570 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,650,767
Unrealized depreciation	(5,402,659)
Net unrealized depreciation	$(3,751,892)

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investment securities:
At cost	$34,990,874
At value (including collateral for loaned securities)	$31,323,678
Dividends and interest receivable	12,271
Receivable for Fund shares sold	986
Prepaid expenses and other assets	6,831
TOTAL ASSETS	31,343,766

LIABILITIES
Securities lending collateral	5,192,497
Payable for Fund shares repurchased	35,966
Distribution (12b-1) fees payable	53,253
Investment advisory fees payable	22,241
Fees payable to other affiliates	6,552
Accrued expenses and other liabilities	14,770
TOTAL LIABILITIES	5,325,279
NET ASSETS	$26,018,487

Composition of Net Assets:
Paid in capital	$29,840,726
Accumulated net realized loss from security transactions	(155,043)
Net unrealized depreciation on investments	(3,667,196)
NET ASSETS	$26,018,487

Net Asset Value Per Share:
Class A Shares:
Net Assets	$24,462,393
Shares of beneficial interest outstanding (a)	839,074
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$29.15
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$30.93

Class C Shares:
Net Assets	$1,556,094
Shares of beneficial interest outstanding (a)	57,826
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$26.91

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends	$672,625
Interest	433
TOTAL INVESTMENT INCOME	673,058

EXPENSES
Investment advisory fees	329,346
Distribution (12b-1) fees:
Class A	77,244
Class C	20,372
Administration fees	57,364
MFund service fees	37,962
Compliance officer fees	16,949
Printing and postage expenses	16,189
Professional fees	13,851
Non 12b-1 shareholder servicing fees	12,818
Registration fees	7,001
Custodian fees	6,827
Trustees fees and expenses	6,421
Insurance expense	2,480
Other expenses	8,589
TOTAL EXPENSES	613,413

Plus: Expenses Recaptured	17,490
NET EXPENSES	630,903
NET INVESTMENT INCOME	42,155

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(44,042)
Net realized gain from redemptions in kind	1,332,665
Net change in unrealized depreciation on investments	(3,316,498)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(2,027,875)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,985,720)

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment income (loss)	$42,155	$(296,689)
Net realized gain (loss) from investments	(44,042)	7,703,110
Net realized gain from redemptions in kind	1,332,665	—
Net change in unrealized depreciation on investments	(3,316,498)	(1,841,139)
Net increase (decrease) in net assets resulting from operations	(1,985,720)	5,565,282

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(852,675)	—
Class C	(55,763)	—
From net realized gains:
Class A	(3,003,431)	(3,441,212)
Class C	(196,417)	(260,569)
Net decrease in net assets from distributions to shareholders	(4,108,286)	(3,701,781)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,231,544	2,753,246
Class C	27,903	117,827
Net asset value of shares issued in reinvestment of distributions:
Class A	3,771,057	3,377,868
Class C	214,002	220,090
Payments for shares redeemed:
Class A	(11,385,355)	(7,075,756)
Class C	(448,863)	(603,749)
Net decrease in net assets from shares of beneficial interest	(3,589,712)	(1,210,474)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,683,718)	653,027

NET ASSETS
Beginning of Year	35,702,205	35,049,178
End of Year *	$26,018,487	$35,702,205
* Includes undistributed net investment income of:	$—	$1,500

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
SHARE ACTIVITY
Class A:
Shares Sold	123,503	77,374
Shares Reinvested	111,044	97,824
Shares Redeemed	(331,609)	(198,087)
Net decrease in shares of beneficial interest outstanding	(97,062)	(22,889)

Class C:
Shares Sold	851	3,523
Shares Reinvested	6,789	6,755
Shares Redeemed	(14,200)	(18,002)
Net decrease in shares of beneficial interest outstanding	(6,560)	(7,724)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011
Net asset value, beginning of year	$35.83		$34.11		$27.73		$22.92		$24.14
Activity from investment operations:
Net investment income (loss)	0.06	(1)	(0.26	) (1)	(0.10	) (1)	(0.20)		(0.30)
Net realized and unrealized gain (loss) on investments	(2.53)		5.59		6.48		5.01		(0.92)
Total from investment operations	(2.47)		5.33		6.38		4.81		(1.22)
Less distributions from:
Return of Capital	(0.93)		—		—		—		—
Net realized gains	(3.28)		(3.61)		—		—		—
Total distributions	(4.21)		(3.61)		—		—		—
Net asset value, end of year	$29.15		$35.83		$34.11		$27.73		$22.92
Total return (2)	(8.6)%		16.0%		23.0	% (3)	21.0	% (4)	(5.1)%
Net assets, at end of year (000s)	$24,462		$33,539		$32,712		$31,872		$33,438
Ratio of gross expenses to average net assets (5)(7)	1.82%		1.78%		1.95%		1.76%		1.75%
Ratio of net expenses to average net assets after reimbursement or recapture (7)	1.87	% (6)	1.78	% (6)	1.90	% (6)	1.76%		1.75%
Ratio of net investment income (loss) to average net assets (7)(8)	0.18%		(0.73)%		(0.33)%		(0.70)%		(0.98)%
Portfolio Turnover Rate	166%		622%		789%		540%		352%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011
Net asset value, beginning of year	$33.60		$32.42		$26.55		$22.11		$23.46
Activity from investment operations:
Net investment loss	(0.19	) (1)	(0.50	) (1)	(0.31	) (1)	(0.40)		(0.46)
Net realized and unrealized gain (loss) on investments	(2.29)		5.29		6.18		4.84		(0.89)
Total from investment operations	(2.48)		4.79		5.87		4.44		(1.35)
Less distributions from:
Return of Capital	(0.93)		—		—		—		—
Net realized gains	(3.28)		(3.61)		—		—		—
Total distributions	(4.21)		(3.61)		—		—		—
Net asset value, end of year	$26.91		$33.60		$32.42		$26.55		$22.11
Total return (2)	(9.2)%		15.1%		22.1	% (3)	20.1	% (4)	(5.8)%
Net assets, at end of year (000s)	$1,556		$2,164		$2,338		$2,179		$2,239
Ratio of gross expenses to average net assets (5)(7)	2.57%		2.53%		2.70%		2.51%		2.50%
Ratio of net expenses to average net assets after reimbursement or recapture (7)	2.62	% (6)	2.53	% (6)	2.65	% (6)	2.51%		2.50%
Ratio of net investment loss to average net assets (7)(8)	(0.59)%		(1.47)%		(1.08)%		(1.45)%		(1.73)%
Portfolio Turnover Rate	166%		622%		789%		540%		352%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaputred a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of forty-three series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund acquired all of the assets and liabilities of the Empiric Core Equity Fund (“Predecessor Fund”), a series of the Empire Funds, Inc., in a tax-free reorganization on April 5, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Fund’s net assets as of September 30, 2015:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$25,984,958	$—	$—	$25,984,958
Short-Term Investment	5,338,720	—	—	5,338,720
Total	$31,323,678	$—	$—	$31,323,678

(a)	As of and during the year ended September 30, 2015, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2015.

				Gross Amounts Not Offset in the Statement of
Liabilities:				Assets & Liabilities
			Net Amounts of Liabilities
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets &		Cash Collateral
Description	Recognized Liabilities	& Liabilities	Liabilities	Financial Instruments	Reveived	Net Amount
Securities Lending	$5,128,748	$—	$5,128,748	$—	$5,128,748	$—
Total	$5,128,748	$—	$5,128,748	$—	$5,128,748	$—

b)          Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2015 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2015, the Fund did not incur any interest or penalties. As required, Trust management has analyzed the Fund’s tax positions taken on returns filed for open tax years (2012 to 2014) or expected to be taken in the Fund’s 2015 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c)          Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

d)          Multiple Class Allocations - Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)          Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)          Sales charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2015, there were no CDSC fees paid.

i)          Security Loans - The Fund has entered into a securities lending agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$54,208,252	$58,532,307

(a)	The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind.

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an investment advisory agreement (“Advisor Agreement”) with the Advisor, Empiric Advisors, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets, such fee

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisor Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisor Agreement, with the exception of specific items of expense (as detailed in the Advisor Agreement). For the year ended September 30, 2015, investment advisory fees of $329,346 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% of the Fund’s average daily net assets through January 31, 2016. This expense cap may not be terminated prior to this date except by the Board. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. For the year ended September 30, 2015, the Fund recaptured $17,490.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2015, the Fund incurred $37,962 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Interactive Brokers acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Interactive Brokers received $104,702 in brokerage commissions from the Fund for the year ended September 30, 2015. Certain Officers and/or employees of the Advisor have an affiliation with Interactive Brokers. For the year ended September 30, 2015, Interactive Brokers, an affiliated broker, received $891 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

Effective July 2, 2015, the Independent Trustees are paid a quarterly retainer of $500 per Fund in the Trust. Prior to July 2, 2015, Independent Trustees were paid a quarterly retainer of $350 per Fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended September 30, 2015 and September 30, 2014 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$2,720,602	$3,700,038
Long-Term Capital Gain	479,246	1,743
Return of Capital	908,438	—
	$4,108,286	$3,701,781

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(70,347)	$—	$—	$(3,751,892)	$(3,822,239)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$70,347	$—	$70,347

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for partnerships and realized gain (loss) on in-kind redemptions, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$1,332,665	$(43,655)	$(1,289,010)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, Charles Schwab & Co., Inc. held 30.8% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

(6)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal

Empiric 2500 Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Empiric 2500 Fund

We have audited the accompanying statement of assets and liabilities of Empiric 2500 Fund (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended September 30, 2012 were audited by other auditors whose report dated November 26, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Empiric 2500 Fund, as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

Empiric 2500 Fund

Additional Information (Unaudited)

September 30, 2015

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Consideration and Renewal of Management Agreement with Empiric Advisors, Inc. with respect to the Empiric 2500 Fund

In connection with the regular meeting held on February 23 & 24, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the renewal of a management agreement between Empiric Advisors, Inc. (“Empiric”) and the Trust, with respect to Empiric 2500 Fund (the “Fund”) (the “Management Agreement”).

The Trustees reviewed Empiric’s responses to a series of questions regarding, among other things, the investment performance of the Fund for the one-year, five-year, and since inception periods ended December 31, 2014, Empiric’s services to the Fund, comparative fee and expense information, and Empiric’s profitability from managing the Fund (“Empiric 15c Response”).

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by Empiric to the Fund, the Trustees reviewed the Empiric 15c Response and Empiric’s Form ADV Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of Empiric. The Board considered Empiric’s duties under the terms of the Management Agreement. The Trustees considered that Empiric utilizes a quantitative analysis methodology in executing the Fund’s strategy, and Empiric monitors the Fund’s investment limitations by reviewing the underlying security’s sub-industry concentration and portfolio concentration when new stocks are being reviewed for purchase. The Board considered the operation of Empiric’s compliance program and the experience and continuity of Empiric’s key personnel. The Board noted that Empiric reported no compliance issues, Securities Exchange Commission or other regulatory examination or investigation, or any material litigation since the Management Agreement’s last renewal. The Trustees concluded that Empiric had sufficient quality and depth of personnel, resources, and investment experience to perform its duties under the Management Agreement and that the services provided by Empiric to the Fund were satisfactory.

Performance. As to the Fund’s performance, the Board referred to the Empiric 15c Response, which compared the Fund’s performance to a peer group selected by Empiric as well as a comparison to the Morningstar Mid-Cap Blend category, Russell 2500 Total Return Index and S&P 500 Total Return Index. The Board observed that the Fund outperformed the peer group average but underperformed the Morningstar Mid-Cap Blend category average, Russell 2500 Total Return Index and S&P 500 Total Return Index for the one year period; underperformed the peer group, Morningstar Mid-Cap Blend category and S&P 500 Total Return Index for the five- and ten-year periods; and outperformed the peer group and the S&P 500 Total Return Index but slightly underperformed the Morningstar Mid-Cap Blend category since inception. The Board then noted the change in Fund’s investment strategy and benchmark to the Russell 2500 Total Return Index in February 2014 and that, since the change in

Empiric 2500 Fund

Additional Information (Unaudited) (Continued)

September 30, 2015

strategy, the Fund had underperformed the benchmark index, but outperformed its peer group. The Board concluded that the performance of the Fund was acceptable and that Empiric has the potential to provide good returns going forward.

Fees and Expenses. As to comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared it to management fees paid by a peer group of funds selected by Empiric as well as the Morningstar Mid-Cap Blend category. The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the peer group and Morningstar Mid-Cap Blend category.

The Trustees noted that the Fund pays Empiric a management fee of 1.00%, which is higher than the average advisory fee of the peer group and Morningstar Mid-Cap Blend category but within the high/low range of the management fees and expense ratios of the funds in the peer group and Morningstar Mid-Cap Blend category. They further noted that the Fund’s expense ratio is below the average of both the peer group and Morningstar category average. The Trustees concluded that the advisory fee was reasonable.

Profitability. As to the profits realized by Empiric, the Trustees reviewed Empiric’s analysis of its estimated profitability and its financial condition as reported in Empiric’s 15c Response. They noted that Empiric had not realized a profit from its relationship with the Fund but acknowledged that Empiric’s affiliated broker earns a profit from its services provide to the Fund. Based on their review and consideration of Empiric profitability analysis and its affiliated broker’s revenue related to the Fund, the Trustees concluded that they were satisfied that Empiric’s level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels but that the expense cap is benefiting the shareholders. The Trustees agreed that breakpoints may be an appropriate way for Empiric to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets. However, the Trustees recognized that the Fund had not yet reached asset levels where Empiric could realize significant economies of scale. Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement was in the best interests of the Fund and its shareholders.

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$840.10	$8.53	1.85%
Class C	1,000.00	837.00	12.20	2.65

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/15	9/30/15	4/1/15 – 9/30/15	4/1/15 – 9/30/15
Class A	$1,000.00	$1,015.79	$9.35	1.85%
Class C	1,000.00	1,011.78	13.36	2.65

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Empiric 2500 Fund

Trustees and Officers (Unaudited)

September 30, 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	43	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	43	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	43	Variable Insurance Trust since 2010

Empiric 2500 Fund

Trustees and Officers (Unaudited)(Continued)

September 30, 2015

Interested Trustee** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	43	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010- 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-888-839-7424.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150 Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014
Empiric 2500 Fund	10,250	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Empiric 2500 Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2015 and 2014 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 4, 2015